Exhibit 99.2
YETI Holdings, Inc.
Recast of Non-GAAP Financial Results
(In thousands) (Unaudited)

Beginning in the third quarter of 2026, product recall reserve adjustments related to our 2023 voluntary recalls are excluded from non-GAAP financial measures. This represents a change from the approach we adopted with our fourth quarter of 2025 results, under which we did not exclude product recall reserve adjustments from our non-GAAP results, but is consistent with the treatment we applied from fiscal 2022 through fiscal 2024. We believe this presentation better reflects our underlying operating performance and improves comparability across periods. Our non-GAAP results for the nine months ended October 3, 2026 exclude product recall reserve adjustments recorded in the first and second quarters of 2026, which were included in our previously reported non-GAAP results for those periods. As a result, the non-GAAP results for the fourth quarter and fiscal year 2025 and the first and second quarters of 2026 have been recast to conform to the current definition. These updates do not affect our previously reported GAAP results.

	As Reported			As Recast
	Q1'26	Q2'26	YTD Q2'26	Q1'26	Q2'26	YTD Q2'26
Net sales	$380,414	$483,868	$864,282	$380,414	$483,868	$864,282
Product recall(1)	—	—	—	300	1,530	1,830
Adjusted net sales	$380,414	$483,868	$864,282	$380,714	$485,398	$866,112

Gross profit	$210,211	$322,524	$532,735	$210,211	$322,524	$532,735
Product recall(1)	—	—	—	300	2,036	2,336
IEEPA tariff refunds(2)	—	(34,433)	(34,433)	—	(34,433)	(34,433)
Adjusted gross profit	$210,211	$288,091	$498,302	$210,511	$290,127	$500,638

Selling, general, and administrative expenses	$197,773	$229,006	$426,779	$197,773	$229,006	$426,779
Non-cash stock-based compensation expense	(9,401)	(8,907)	(18,308)	(9,401)	(8,907)	(18,308)
Long-lived asset impairment	(973)	—	(973)	(973)	—	(973)
Product recall(1)	—	—	—	(176)	(749)	(925)
Organizational realignment costs(3)	(764)	—	(764)	(764)	—	(764)
Stockholder matters(4)	(1,700)	(74)	(1,774)	(1,700)	(74)	(1,774)
Executive transition costs(5)	(599)	—	(599)	(599)	—	(599)
Technology transformation costs(6)	(758)	(174)	(932)	(758)	(174)	(932)
Adjusted selling, general, and administrative expenses	$183,578	$219,851	$403,429	$183,402	$219,102	$402,504

Gross margin	55.3%	66.7%	61.6%	55.3%	66.7%	61.6%
Adjusted gross margin	55.3%	59.5%	57.7%	55.3%	59.8%	57.8%
SG&A expenses as a % of net sales	52.0%	47.3%	49.4%	52.0%	47.3%	49.4%
Adjusted SG&A expenses as a % of adjusted net sales	48.3%	45.4%	46.7%	48.2%	45.1%	46.5%

YETI Holdings, Inc.
Recast of Non-GAAP Financial Results
(In thousands, except per share amounts) (Unaudited)

	As Reported			As Recast
	Q1'26	Q2'26	YTD Q2'26	Q1'26	Q2'26	YTD Q2'26
Operating income	$12,438	$93,518	$105,956	$12,438	$93,518	$105,956
Non-cash stock-based compensation expense(7)	9,401	8,907	18,308	9,401	8,907	18,308
Long-lived asset impairment(7)	973	—	973	973	—	973
Product recalls(1)	—	—	—	476	2,785	3,261
Organizational realignment costs(3)(7)	764	—	764	764	—	764
Stockholder matters(4)(7)	1,700	74	1,774	1,700	74	1,774
Executive transition costs(5)(7)	599	—	599	599	—	599
Technology transformation costs(6)(7)	758	174	932	758	174	932
IEEPA tariff refunds(2)(7)	—	(34,433)	(34,433)	—	(34,433)	(34,433)
Adjusted operating income	$26,633	$68,240	$94,873	$27,109	$71,025	$98,134

Net income	$9,851	$71,317	$81,168	$9,851	$71,317	$81,168
Non-cash stock-based compensation expense(7)	9,401	8,907	18,308	9,401	8,907	18,308
Long-lived asset impairment(7)	973	—	973	973	—	973
Product recalls(1)	—	—	—	476	2,785	3,261
Organizational realignment costs(3)(7)	764	—	764	764	—	764
Stockholder matters(4)(7)	1,700	74	1,774	1,700	74	1,774
Executive transition costs(5)(7)	599	—	599	599	—	599
Technology transformation costs(6)(7)	758	174	932	758	174	932
IEEPA tariff refunds(2)(7)	—	(37,371)	(37,371)	—	(37,371)	(37,371)
Other (income) expense, net(8)	(979)	889	(90)	(979)	889	(90)
Tax impact of adjusting items(9)	(3,238)	6,695	3,457	(3,355)	6,013	2,658
Adjusted net income	$19,829	$50,685	$70,514	$20,188	$52,788	$72,976

Operating income as a % of net sales	3.3%	19.3%	12.3%	3.3%	19.3%	12.3%
Adjusted operating income as a % of adjusted net sales	7.0%	14.1%	11.0%	7.1%	14.6%	11.3%
Net income as a % of net sales	2.6%	14.7%	9.4%	2.6%	14.7%	9.4%
Adjusted net income as a % of adjusted net sales	5.2%	10.5%	8.2%	5.3%	10.9%	8.4%

Net income per diluted share	$0.13	$0.94	$1.06	$0.13	$0.94	$1.06
Adjusted net income per diluted share	$0.26	$0.67	$0.92	$0.26	$0.70	$0.96
Weighted average common shares outstanding - diluted	76,747	75,782	76,265	76,747	75,782	76,265

YETI Holdings, Inc.
Recast of Non-GAAP Financial Results
(In thousands) (Unaudited)

	As Reported					As Recast
	Q1'25	Q2'25	Q3'25	Q4'25	FY25	Q1'25	Q2'25	Q3'25	Q4'25	FY25
Net sales	$351,128	$445,892	$487,766	$583,708	$1,868,494	$351,128	$445,892	$487,766	$583,708	$1,868,494
Product recall(1)	—	—	—	—	—	—	—	—	2,275	2,275
Adjusted net sales	$351,128	$445,892	$487,766	$583,708	$1,868,494	$351,128	$445,892	$487,766	$585,983	$1,870,769

Gross profit	$201,722	$257,569	$272,522	$340,871	$1,072,684	$201,722	$257,569	$272,522	$340,871	$1,072,684
Product recall(1)	—	—	—	—	—	—	—	—	2,364	2,364
Transition costs(10)	(395)	—	—	—	(395)	(395)	—	—	—	(395)
Adjusted gross profit	$201,327	$257,569	$272,522	$340,871	$1,072,289	$201,327	$257,569	$272,522	$343,235	$1,074,653

Selling, general, and administrative expenses	$180,051	$195,545	$218,169	$265,362	$859,127	$180,051	$195,545	$218,169	$265,362	$859,127
Non-cash stock-based compensation expense	(10,144)	(11,173)	(11,093)	(15,278)	(47,688)	(10,144)	(11,173)	(11,093)	(15,278)	(47,688)
Long-lived asset impairment	—	—	(1,194)	(2,601)	(3,795)	—	—	(1,194)	(2,601)	(3,795)
Product recall(1)	—	—	—	—	—	—	—	—	(536)	(536)
Organizational realignment costs(3)	(994)	—	—	—	(994)	(994)	—	—	—	(994)
Stockholder matters(4)	(2,760)	—	—	—	(2,760)	(2,760)	—	—	—	(2,760)
Technology transformation costs(6)	—	—	—	(1,298)	(1,298)	—	—	—	(1,298)	(1,298)
Adjusted selling, general, and administrative expenses	$166,153	$184,372	$205,882	$246,185	$802,592	$166,153	$184,372	$205,882	$245,649	$802,056

Gross margin	57.4%	57.8%	55.9%	58.4%	57.4%	57.4%	57.8%	55.9%	58.4%	57.4%
Adjusted gross margin	57.3%	57.8%	55.9%	58.4%	57.4%	57.3%	57.8%	55.9%	58.6%	57.4%
SG&A expenses as a % of net sales	51.3%	43.9%	44.7%	45.5%	46.0%	51.3%	43.9%	44.7%	45.5%	46.0%
Adjusted SG&A expenses as a % of adjusted net sales	47.3%	41.3%	42.2%	42.2%	43.0%	47.3%	41.3%	42.2%	41.9%	42.9%

YETI Holdings, Inc.
Recast of Non-GAAP Financial Results
(In thousands, except per share amounts) (Unaudited)

	As Reported					As Recast
	Q1'25	Q2'25	Q3'25	Q4'25	FY25	Q1'25	Q2'25	Q3'25	Q4'25	FY25
Operating income	$21,671	$62,024	$54,353	$75,509	$213,557	$21,671	$62,024	$54,353	$75,509	$213,557
Non-cash stock-based compensation expense(7)	10,144	11,173	11,093	15,278	47,688	10,144	11,173	11,093	15,278	47,688
Long-lived asset impairment(7)	—	—	1,194	2,601	3,795	—	—	1,194	2,601	3,795
Product recalls(1)	—	—	—	—	—	—	—	—	2,900	2,900
Organizational realignment costs(3)(7)	994	—	—	—	994	994	—	—	—	994
Transition costs(10)	(395)	—	—	—	(395)	(395)	—	—	—	(395)
Stockholder matters(4)(7)	2,760	—	—	—	2,760	2,760	—	—	—	2,760
Executive transition costs(5)(7)	—	—	—	—	—	—	—	—	—	—
Technology transformation costs(6)(7)	—	—	—	1,298	1,298	—	—	—	1,298	1,298
Adjusted operating income	$35,174	$73,197	$66,640	$94,686	$269,697	$35,174	$73,197	$66,640	$97,586	$272,597

Net income	$16,609	$51,151	$39,400	$58,227	$165,387	$16,609	$51,151	$39,400	$58,227	$165,387
Non-cash stock-based compensation expense(7)	10,144	11,173	11,093	15,278	47,688	10,144	11,173	11,093	15,278	47,688
Long-lived asset impairment(7)	—	—	1,194	2,601	3,795	—	—	1,194	2,601	3,795
Product recalls(1)	—	—	—	—	—	—	—	—	2,900	2,900
Organizational realignment costs(3)(7)	994	—	—	—	994	994	—	—	—	994
Transition costs(10)(7)	(395)	—	—	—	(395)	(395)	—	—	—	(395)
Stockholder matters(4)(7)	2,760	—	—	—	2,760	2,760	—	—	—	2,760
Technology transformation costs(6)(7)	—	—	—	1,298	1,298	—	—	—	1,298	1,298
Other (income) expense, net(8)	(1,376)	(5,773)	1,198	(1,216)	(7,167)	(1,376)	(5,773)	1,198	(1,216)	(7,167)
Tax impact of adjusting items(9)	(2,971)	(1,323)	(3,304)	(4,400)	(11,998)	(2,971)	(1,323)	(3,304)	(5,111)	(12,709)
Adjusted net income	$25,765	$55,228	$49,581	$71,788	$202,362	$25,765	$55,228	$49,581	$73,977	$204,551

Operating income as a % of net sales	6.2%	13.9%	11.1%	12.9%	11.4%	6.2%	13.9%	11.1%	12.9%	11.4%
Adjusted operating income as a % of adjusted net sales	10.0%	16.4%	13.7%	16.2%	14.4%	10.0%	16.4%	13.7%	16.7%	14.6%
Net income as a % of net sales	4.7%	11.5%	8.1%	10.0%	8.9%	4.7%	11.5%	8.1%	10.0%	8.9%
Adjusted net income as a % of adjusted net sales	7.3%	12.4%	10.2%	12.3%	10.8%	7.3%	12.4%	10.2%	12.6%	10.9%

Net income per diluted share	$0.20	$0.61	$0.48	$0.74	$2.03	$0.20	$0.61	$0.48	$0.74	$2.03
Adjusted net income per diluted share	$0.31	$0.66	$0.61	$0.92	$2.48	$0.31	$0.66	$0.61	$0.95	$2.51
Weighted average common shares outstanding - diluted	83,543	83,463	81,429	78,233	81,595	83,543	83,463	81,429	78,233	81,595
____________________________________
(1)Represents adjustments and charges associated with our 2023 product recalls.
(2)During the second quarter of 2026, we concluded that recovery of tariffs under the International Emergency Economic Powers Act (“IEEPA”) was probable. The total net benefit of the IEEPA tariff refund was $45.6 million for the second quarter of 2026, consisting of a $42.6 million net benefit recognized as a reduction of cost of goods sold and $2.9 million of interest income. Of this amount, our non-GAAP results exclude $34.4 million related to the 2025 net tariff impact and $2.9 million of interest income.
(3)Represents employee severance costs in connection with strategic organizational realignments.
(4)Represents advisory and legal fees related to a stockholder matter that resulted in a cooperation agreement signed in March 2025 and its subsequent expiration in 2026.

(5)Represents severance costs related to the departure of our former Chief Financial Officer.
(6)Represents third-party consulting fees related to certain initiatives to optimize and enhance our technology infrastructure. These expenses represent non-recurring incremental costs above the normal ongoing level of spending on technology to support operations.
(7)These costs are reported in SG&A expenses.
(8)Other (income) expense, net substantially consists of realized and unrealized foreign currency gains and losses on intercompany balances that arise in the ordinary course of business.
(9)Represents the tax impact of adjustments calculated at an expected statutory tax rate of 24.5%.
(10)Represents a favorable true-up of estimated disposal costs in connection with the acquisition of Mystery Ranch, LLC.

YETI Holdings, Inc.
Recast of Non-GAAP Financial Results
(In thousands) (Unaudited)

The recast of disaggregated adjusted net sales only covers channels, categories, and geographies affected by the recall reserve adjustments. Such other channels, categories, and geographies not shown here remain accurate as previously reported.

	As Reported			As Recast
	Q1'26	Q2'26	YTD Q2'26	Q1'26	Q2'26	YTD Q2'26
Net sales	$380,414	$483,868	$864,282	$380,414	$483,868	$864,282
Product recall(1)	—	—	—	300	1,530	1,830
Adjusted net sales	$380,414	$483,868	$864,282	$380,714	$485,398	$866,112

Direct-to-consumer net sales	$196,819	$265,873	$462,692	$196,819	$265,873	$462,692
Product recall(1)	—	—	—	300	1,530	1,830
Direct-to-consumer adjusted net sales	$196,819	$265,873	$462,692	$197,119	$267,403	$464,522

Coolers & Equipment net sales	$156,101	$232,404	$388,505	$156,101	$232,404	$388,505
Product recall(1)	—	—	—	300	1,530	1,830
Coolers & Equipment adjusted net sales	$156,101	$232,404	$388,505	$156,401	$233,934	$390,335

United States net sales	$293,086	$390,965	$684,051	$293,086	$390,965	$684,051
Product recall(1)	—	—	—	300	1,530	1,830
United States adjusted net sales	$293,086	$390,965	$684,051	$293,386	$392,495	$685,881

YETI Holdings, Inc.
Recast of Non-GAAP Financial Results
(In thousands) (Unaudited)

	As Reported					As Recast
	Q1'25	Q2'25	Q3'25	Q4'25	FY25	Q1'25	Q2'25	Q3'25	Q4'25	FY25
Net sales	$351,128	$445,892	$487,766	$583,708	$1,868,494	$351,128	$445,892	$487,766	$583,708	$1,868,494
Product recall(1)	—	—	—	—	—	—	—	—	2,275	2,275
Adjusted net sales	$351,128	$445,892	$487,766	$583,708	$1,868,494	$351,128	$445,892	$487,766	$585,983	$1,870,769

Direct-to-consumer net sales	$196,216	$248,596	$288,719	$394,260	$1,127,791	$196,216	$248,596	$288,719	$394,260	$1,127,791
Product recall(1)	—	—	—	—	—	—	—	—	2,275	2,275
Direct-to-consumer adjusted net sales	$196,216	$248,596	$288,719	$394,260	$1,127,791	$196,216	$248,596	$288,719	$396,535	$1,130,066

Coolers & Equipment net sales	$140,217	$200,572	$215,386	$192,348	$748,523	$140,217	$200,572	$215,386	$192,348	$748,523
Product recall(1)	—	—	—	—	—	—	—	—	2,275	2,275
Coolers & Equipment adjusted net sales	$140,217	$200,572	$215,386	$192,348	$748,523	$140,217	$200,572	$215,386	$194,623	$750,798

United States net sales	$271,275	$367,772	$387,329	$447,765	$1,474,141	$271,275	$367,772	$387,329	$447,765	$1,474,141
Product recall(1)	—	—	—	—	—	—	—	—	2,275	2,275
United States adjusted net sales	$271,275	$367,772	$387,329	$447,765	$1,474,141	$271,275	$367,772	$387,329	$450,040	$1,476,416
____________________________________
(1)Represents adjustments and charges associated with our 2023 product recalls.

Non-GAAP Financial Measures

In addition to our results determined in accordance with GAAP, we supplement our results with non-GAAP financial measures, including adjusted net sales, adjusted gross profit, adjusted gross margin, adjusted SG&A expenses, adjusted operating income, adjusted net income, adjusted net income per diluted share (which we also refer to as adjusted EPS), free cash flow as well as adjusted gross profit, adjusted SG&A expenses, adjusted operating income and adjusted net income as a percentage of adjusted net sales.

Our management uses these non-GAAP financial measures in conjunction with GAAP financial measures to measure our profitability and to evaluate our financial performance. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding the underlying operating performance of our business and are appropriate to enhance an overall understanding of our financial performance. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found above.